SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported) December 10, 1997


      AEI INCOME & GROWTH FUND XXII LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                     State of Minnesota
      (State or other Jurisdiction of Incorporation or
                        Organization)




           333-5604                     41-1848181
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


   1300 Minnesota World Trade Center, St. Paul, Minnesota 55101
          (Address of Principal Executive Offices)


                        (612) 227-7333
    (Registrant's telephone number, including area code)


    (Former name or former address, if changed since last report)



Item 2.   Acquisition or Disposition of Assets.

       On December 10, 1997, the Partnership purchased a 40% interest in a newly constructed TGI Friday's restaurant in Greensburg, Pennsylvania from Ohio Valley Bistros, Inc. The total cash purchase price of the land and building was approximately $1,650,000. The remaining interest is owned by AEI Real Estate Fund XVII Limited Partnership, an affiliate of the Partnership. Ohio Valley Bistros, Inc. is not affiliated with the Partnership. The cash, used in purchasing the property, was from the proceeds of the sale of Limited Partnership Units.

Item 7.  Financial Statements and Exhibits.

          (a)  Financial statements of businesses acquired.  D
               Not    Applicable.     Property    was    newly
               constructed.

          (b) A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

               The Partnership commenced operations on May  1,
               1997   when  minimum  subscriptions  of   1,500
               Limited Partnership Units ($1,500,000) were accepted.

               Assuming the Partnership had acquired the property on May 1, 1997, the Partnership's
               Investments in Real Estate would have increased by $660,000 and its Current Assets
               (cash) would have decreased by approximately $660,000 at September 30, 1997.

               The Total Income for the Partnership would have increased from $49,053 to $77,241 for the period ended September 30, 1997 if the Partnership had owned the property during the period.

               Depreciation Expense would have increased by $6,596 for the period ended September 30, 1997.

               The net effect of these proforma adjustments would have caused Net Loss to decrease from $(43,468) to $(21,592), which would have resulted in Net Loss of $(8.40) per Limited Partnership Unit outstanding for the period ended September 30, 1997.

          (c)  Exhibits

                 Exhibit  10.1 - Net Lease Agreement dated
                                 December 10, 1997 between
                                 the Partnership, and AEI Real
                                 Estate  Fund  XVII  Limited
                                 Partnership and Ohio  Valley
                                 Bistros, Inc. relating to the
                                 property at 1507, R.R.  #6,
                                 Greensburg, Pennsylvania.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AEI INCOME & GROWTH FUND XXII
                                LIMITED PARTNERSHIP

                                By:  AEI Fund Management XXI, Inc.
                                   Its: Managing General Partner


Date:  December 18, 1997         /s/ Mark E Larson
                                By:  Mark E. Larson
                                   Its Chief Financial Officer
                                   (Principal Accounting and
                                   Financial Officer)